SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  March 5, 2004


                         THE HAIN CELESTIAL GROUP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    0-22818                  22-3240619
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission             (I.R.S. Employer
of incorporation)                   File Number)            Identification No.)


         58 South Service Road
         Melville, New York                                       11747
----------------------------------------                    --------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code (631) 730-2200



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                                      -2-


Item 5. Other Events and Regulation FD Disclosure

     On March 5, 2004, James S. Gold resigned as one of our directors. The resignation of Mr. Gold was not a result of any disagreement with us on any matter relating to our operations, policies or practices, and Mr. Gold's letter of resignation did not contain any description of any disagreement nor did it request that any disagreement be disclosed.

     Copies of the press release announcing Mr. Gold's resignation and his resignation letter are attached as exhibits to this Form 8-K and incorporated herein by reference.


Item 7. Financial Statements and Exhibits


     (c) Exhibits.

Exhibit No.                      Description
-----------                      -----------

99.1                             Press release dated March 8, 2004

99.2                             Letter dated March 5, 2004




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE HAIN CELESTIAL GROUP, INC.



Dated:  March 8, 2004              By:  /s/ Ira J. Lamel
                                        -------------------------------------
                                        Name:  Ira J. Lamel
                                        Title: Executive Vice President and
                                               Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.                            Description
-----------                            -----------

99.1                                   Press release dated March 8, 2004

99.2                                   Letter dated March 5, 2004




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